                                                                    Exhibit 10.4


                            FIRST AMENDMENT TO LEASE


This FIRST AMENDMENT TO LEASE ("First Amendment") is made this 5th day of December, 2002 by and between WOODSTEAD-GROGAN OPERATING ASSOCIATES, L.P., a New Mexico limited partnership ("Landlord") and CHAMPION COMMUNICATION SERVICES, INC., a Delaware corporation ("Tenant").

                                   RECITALS:

WHEREAS, Woodlands Office Equities-'95 Equities ("Prior Landlord"), and Tenant entered into that certain lease agreement ("Lease") dated November 10, 1994, covering 3,036 square feet of Rentable Area on the third floor (Suite 330) ("Leased Premises") of the building ("Building") located at 1610 Woodstead Court, The Woodlands, Montgomery County, Texas; and

WHEREAS, Prior Landlord and Tenant entered into a Modification and Ratification of Lease dated April 4, 1995; and modified by Modification and Ratification of Lease dated July 24, 1995; and modified by Modification and Ratification of Lease dated May 1, 1996.

WHEREAS, Prior Landlord and Tenant entered into a Modification and Ratification of Lease dated January 1, 2000, wherein Tenant reduced its Leased Premises by 812 square feet of net rentable area ("Reduction Area"), changing the size of the Premises to 4,738 square feet of net rentable area.

WHEREAS, Prior Landlord sold, assigned and conveyed its interest under the Lease to Landlord; and

WHEREAS, Tenant desires to extend the Term of the Lease and expand their Leased Premises in the Building, and Landlord and Tenant agree to amend the Lease to reflect same;

                                  AGREEMENTS:

NOW, THEREFORE, for and in consideration of the sum of ten and no/100 dollars ($10.00) and other valuable consideration paid by each party to the other, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee do hereby amend the Lease as follows:

1. Section 1 - Premises:
   ---------------------

Effective January 1, 2003 or upon occupancy, whichever is later, the Leased Premises shall be expanded to include 964 square feet of Rentable Area on the second floor of the Building ("Expansion Space I") better known as Suite 251 and shown on Exhibit "A" attached hereto and made a part hereof. The "Expansion Space" when combined with Tenant's "Existing Space" (better known as Suite 330) totaling 4,738, square feet shall give the Leased Premises an amended total Rentable Area of 5,702 square feet.

2. Section 2 - Term:
   -----------------
The Term of the Lease ("Renewal/Expansion Term") shall be for a period of thirty-six (36) months commencing January 1, 2003 and expiring December 31, 2005.

3. Section 5 - Base Rent:
   ----------------------

The Base Rental for the "Leased Premises" shall be due and payable in monthly installments as follows:

                                                      Monthly        Annual
                                  Period              Base Rent      Base Rent
                           -----------------------------------------------------
                           01/01/03 - 12/31/03        $7,602.67      $16.00/s.f.
                           01/01/04 - 12/31/04        $7,721.46      $16.25/s.f.
                           01/01/05 - 12/31/05        $8,077.83      $17.00/s.f.


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
4. Section 6 - Additional Rent (Operating Expenses):

The Base Year used for rents and all other sums due Landlord for the "Leased Premises" shall be calendar year 2003.

5. Section 35 - Renewal Option:

So long as Lessee is not in default in the performance of its covenants under this Lease, Lessee is hereby granted the option to renew the Term of this Lease for one period of three (3) additional years ("Renewal Term II"), to commence at the expiration of the "Renewal/Expansion Term". Lessee shall exercise the option to renew by delivering written notice of such election to Lessor no more than nine (9) months and no less than six (6) months prior to the expiration of the Renewal/Expansion Term. The renewal of this Lease shall be upon the same terms and conditions of this Lease, except (a) the Base Rent during the Renewal Term II shall be at the prevailing market rate, (b) Lessee shall have no option to renew this Lease beyond the Renewal Term II set out above. (c) Lessee shall not have the right to assign its renewal rights to any sublessee of the Premises or assignee of the Lease, (d) the "Term" as defined in the Lease, shall include any Renewal Term that has been duly exercised by Lessee.

6. Tenant Improvement Allowance

Effective January 1, 2003, Landlord, at Landlord's sole cost and expense, agrees to provide a tenant improvement allowance in an amount not to exceed $5.00 per square foot or $28,660.00, to be used for leasehold improvements within the Leased Premises during the first twelve (12) months of the Renewal/Expansion Term. Any and all other expenses will be at the sole expense of the Tenant. Any unused portion of the tenant improvement allowance cannot be applied toward rent and/or any amounts owing to Landlord. Otherwise, Tenant accepts the "Leased Premises" in its "as-is" condition.

Except as modified and amended herein, all other terms and conditions of the Lease are hereby ratified and affirmed in all respects.

IN WITNESS HEREOF, the undersigned has caused this First Amendment to be duly executed effective as of the date first written above.


LANDLORD:

WOODSTEAD-GROGAN OPERATING ASSOCIATES, L.P.

By: BGK Equities, Inc.,

By: /s/ J. Peter Mehlert
    --------------------

Name: J. Peter Mehlert
      BGK Texas Property Mgmt. Inc. as Agent for
      ------------------------------------------

Title: President
       ----------------------------


TENANT:

CHAMPION COMMUNICATION SERVICES, INC.

By: /s/ Pamela R. Cooper                            By: /s/ Albert F. Richmond
    --------------------                                ----------------------

Name: Pamela R. Cooper                              Name: Albert F. Richmond

Title: Treasurer                                    Title: President and CEO


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
                                  EXHIBIT "A"

                          FLOOR PLAN (EXISTING SPACE)


[THE WOODSTEAD BUILDING FLOOR PLAN]

                                  EXHIBIT "B"

                               LEGAL DESCRIPTION

                                 1610 Woodstead
                                 --------------


A tract or parcel of land containing 4.6840 acres out of the Walker County School Land Survey, Abstract No. 599, Montgomery County, Texas, being a portion of Restricted Reserved "4-K" of The Woodlands Village of Grogan's Mill Section 34 Subdivision, as recorded in Cabinet "B" Sheet 146-A of the Montgomery County Map Records (M.C.M.R.).

BEGINNING at a 5/6-inch iron rod found at the northwest corner of the State Farm Mutual Automobile Insurance Company 2.0069 acre tract, as recorded in Volume 1147 Page 595 of the Montgomery County Deed Records (M.C.D.R.), lying in the south right-of-way line of Woodlands Parkway (width varies), as recorded in Volume 823, Page 224 of the M.C.D.R., being the northeast corner of the herein described tract, having Texas State Plane Coordinates of X(E)=3,118,754.32; Y(N)=861,323.00 and being located SOUTH 21 degrees 55 minutes 23 seconds EAST, 6,209.24 feet from the northwest corner of said Walker County School Land Survey;

THENCE SOUTH 07 degrees 19 minutes 14 seconds EAST, 327.84 feet along the west line of said 2.0069 acre tract to a 5/8-inch iron rod found at the southeast corner of herein described tract, lying in the north right-of-way line of Woodstead Court (60 feet wide), as recorded in Volume 1143, Page 814 of the M.C.R.D.;

THENCE SOUTH 75 degrees 59 minutes 18 seconds WEST, 577.37 feet along said north line of Woodstead Court to a PK nail set in a wooden bridge at the southwest corner of the herein described tract, lying in the east right-of-way line of Six Pines Drive (100 feet wide), as recorded in Cabinet "B", Sheet 146-A; of the M.C.M.R.;

THENCE NORTH 07 degrees 09 minutes 58 seconds WEST, 360.58 feet along said east line of Six Pines Drive to a 5/8-inch iron rod found on the most westerly northwest corner of the herein described tract, being the southwest end of a cutback at the intersection of said east line of Six Pines Drive and said south line of Woodlands Parkway;

THENCE NORTH 37 degrees 16 minutes 44 seconds EAST, 35.70 feet along said cutback to a 5/8-inch iron rod found at the most northerly northwest corner of the herein described tract;

THENCE NORTH 81 degrees 43 minutes 27 seconds EAST, 547.48 feet along said south line of Woodlands Parkway to the POINT OF BEGINNING, containing 4.6840 acres of land.



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
                            EXHIBIT "A" (CONTINUED)

                          FLOOR PLAN (EXPANSION SPACE)

[FLOOR PLAN]


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